Supplement dated October 24, 2017,
to the Prospectuses listed below
for variable life insurance policies issued by

Transamerica Advisors Life Insurance Company
Transamerica Financial Life Insurance Company

SPECIAL NOTICE

This supplement describes a change to the following variable life insurance policies listed below (each a "Policy") issued by Transamerica Advisors Life Insurance Company (“TALIC”) and Transamerica Financial Life Insurance Company (“TFLIC”) and funded through the separate accounts listed below.  Please retain this supplement with your prospectus for future reference.

•	ML Prime Plans (funded through Merrill Lynch Life Variable Life Separate Account II)
•	TFLIC Prime Plans (funded through ML of New York Variable life Separate Account)
•	ML Prime Plan V (funded through Merrill Lynch Life Variable Life Separate Account II)
•	ML Directed Life and Directed Life 2 (funded through Merrill Lynch Life Variable Life Separate Account II)
•	TFLIC Directed Life and Directed Life 2 (funded through ML of New York Variable Life Separate Account)
•	ML Estate Investor I/II (funded through Merrill Lynch Variable Life Separate Account
•	ML Investor Life/Plus (funded through Merrill Lynch Variable Life Separate Account)
•	TFLIC Investor Life/Plus (funded through ML of New York Variable Life Separate Account II)

Liquidation of Portfolios
“BlackRock has announced that the liquidation intended for 10/31/2017 will not occur. We will notify you if and when BlackRock informs us of a later date that the liquidation will take place.  Accordingly, the supplement dated August 23, 2017 is hereby deleted. In addition, please disregard the notification letter we sent you dated October 1, 2017.

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We appreciate your business.  If you have any questions about this notice, or to request copies of prospectuses for any of the investment options available under your Policy, please contact us 1-800-354-5333 or send your written request to: Service Center, P.O. Box 19100, Greenville, South Carolina 29602-9100.